UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  October 29, 2012

MACY'S, INC.

7 West Seventh Street, Cincinnati, Ohio 45202
(513) 579-7000

-and-

151 West 34th Street, New York, New York 10001
(212) 494-1602

Delaware (State of Incorporation)	1-13536 (Commission File Number)	13-3324058 (IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On October 29, 2012, Macy's, Inc. ("Macy's") issued a press release (the "Press Release") announcing that its wholly owned subsidiary, Macy's Retail Holdings, Inc., has commenced a cash tender offer to purchase up to $500 million of the notes listed in the Press Release.  A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Press release of Macy's dated October 29, 2012.

Macy's, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2012	MACY'S, INC. By: /s/ Joel A. Belsky Name: Joel A. Belsky Title: Executive Vice President and Controller

Index to Exhibits

Index Number	Description
99.1	Press Release of Macy's dated October 29, 2012.